Exhibit 99.4

EXHIBIT B – ENTERPRISE PRICING

ENTERPRISEONE SOFTWARE MODULES

SOFTWARE / INSTALLATION SERVICES(1)

Software Modules	Mfr.	Provided Copies	Fee
PEOPLESOFT ENTERPRISEONE APPLICATION SOFTWARE MODULES(2)
EnterpriseOne Human Capital Management Software Modules(3)

U.S. Payroll(4) (aka U.S. Payroll Processing)	PeopleSoft, Inc.	1	Included
HCM Foundation	PeopleSoft, Inc.	1	Included
Manager Self Service(5)	PeopleSoft, Inc.	1	Included
Time and Labor(6) (aka Time Accounting)	PeopleSoft, Inc.	1	Included
EnterpriseOne Financial Management Software Modules(7)
Financial Management Suite	PeopleSoft, Inc.	1	Included
Accounts Payable(8)	PeopleSoft, Inc.	1	Included
Accounts Receivable(9)	PeopleSoft, Inc.	1	Included
Advanced Cost Accounting(10)	PeopleSoft, Inc.	1	Included
General Ledger	PeopleSoft, Inc.	1	Included
Fixed Asset Accounting(11) (aka Fixed Assets)	PeopleSoft, Inc.	1	Included
Technology Foundation	PeopleSoft, Inc.	1	Included
EnterpriseOne System Foundation(12)	PeopleSoft, Inc.	1	Included
Foundation – Address Books	PeopleSoft, Inc.	1	Included
Foundation – EDI Foundation	PeopleSoft, Inc.	1	Included

(1) All Software modules licensed on this Exhibit are PeopleSoft EnterpriseOne Software modules.  Unless otherwise explicitly indicated in this Exhibit, all references to Software modules in this Exhibit, including all footnotes, are to PeopleSoft EnterpriseOne Software modules.  The Software includes Adobe® PDF Library.  The Software also includes GNU libgmp library; copyright 1991 Free Software Foundation, Inc.  This library is free software that can be modified and redistributed under the terms of the GNU Library General Public License contained in the Software.  The Software may also contain other third party products.  Notwithstanding anything to the contrary in the Agreement, source code is not provided for such third party products.  The Software contains license protection procedures that limit access to the Software to the use permitted under the Agreement and the Schedule to which this Exhibit is attached (“Software Protection Procedures”).  The Software Protection Procedures will not destroy any of Licensee’s data or software.  Licensee shall not circumvent or render inoperative the Software Protection Procedures.  Licensee must notify PeopleSoft in writing fifteen (15) days prior to any change in the type of hardware model.

(2) Licensee must have a license for either EnterpriseOne System Foundation or Enterprise Foundation and a license for either the Technology Foundation Software module or the Technology Foundation Upgrade Software module in order to license any of the EnterpriseOne Application Software Modules.

(3) Unless otherwise explicitly indicated in this Exhibit, incremental license fees for the EnterpriseOne Human Capital Management Software modules shall be based on Employee Count.

(4) Licensee must have a license for HCM Foundation and Time and Labor.

(5) Licensee must have a license for HCM Foundation and must also have a license for at least one of the following: (i) Human Resources Management, OR (ii) Time and Labor OR (iii) Time and Labor and one of the following: (a) U.S. Payroll, (b) Australia/New Zealand Payroll or (c) Canadian Payroll.

(6) Licensee must have a license for HCM Foundation.

(7) Unless otherwise explicitly indicated in this Exhibit, incremental license fees for the EnterpriseOne Financials Software modules shall be based on either Reported Revenues or, if Licensee is a PeopleSoft Education and Government customer, on Reported Budget.

(8) Licensee must have a license for General Ledger.

(9) Licensee must have a license for General Ledger.

(10) Licensee must have a license for General Ledger.

(11) Licensee must have a license for General Ledger.

(12) EnterpriseOne System Foundation is comprised of the following software modules:  Foundation - Address Book, Foundation - EDI Foundation, Foundation - Order Processing, Foundation - Self Service, Foundation - Self-Service Order Processing, Foundation - System Foundation, Foundation - Work Order and Foundation - Electronic Mail.

Foundation – Order Processing	PeopleSoft, Inc.	1	Included
Foundation – Self Service	PeopleSoft, Inc.	1	Included
Foundation – Self Service Order Processing	PeopleSoft, Inc.	1	Included
Foundation – System Foundation	PeopleSoft, Inc.	1	Included
Foundation – Electronic Mail	PeopleSoft, Inc.	1	Included
Foundation – Work Order	PeopleSoft, Inc.	1	Included
EnterpriseOne Manufacturing Software Modules(13)
Inventory Management	PeopleSoft, Inc.	1	Included
Manufacturing Management	PeopleSoft, Inc.	1	Included
Manufacturing – ETO Foundation(14)	PeopleSoft, Inc.	1	Included
Manufacturing – PDM(15)	PeopleSoft, Inc.	1	Included
Manufacturing – Shop Floor(16)	PeopleSoft, Inc.	1	Included
Quality Management(17)	PeopleSoft, Inc.	1	Included
Requirements Planning(18)	PeopleSoft, Inc.	1	Included
Procurement and Subcontract Management	PeopleSoft, Inc.	1	Included
Sales Order Management	PeopleSoft, Inc.	1	Included
Sales Order Foundation	PeopleSoft, Inc.	1	Included
Sales Order Processing	PeopleSoft, Inc.	1	Included

DISCOUNTED PEOPLESOFT ENTERPRISEONE SOFTWARE LICENSE FEES:			$247,775.00

TOTAL LICENSE FEES:			$247,775.00

(13) Unless otherwise explicitly indicated in this Exhibit, incremental license fees for the EnterpriseOne Supply Chain Management Software modules shall be based on either Reported Revenues or, if Licensee is a PeopleSoft Education and Government customer, on Reported Budget.

(14) Licensee must have a license for Manufacturing – Shop Floor, Manufacturing – PDM and Inventory Management.

(15) Licensee must have a license for Manufacturing - Shop Floor and Inventory Management.

(16) Licensee must have a license for Manufacturing – PDM and Inventory Management.

(17) Licensee must have a license for Inventory Management.

(18) Licensee must have a license for Inventory Management.